EXHIBIT 10.48


                            INDEMNIFICATION AGREEMENT


     THIS INDEMNIFICATION AGREEMENT ("Agreement") is made this 11th day of May 2001, by and between NQL INC., a Delaware corporation (the "Company"), and Alex Roque ("Indemnitee"), a director and/or officer of the Company.

     WHEREAS, the Company and Indemnitee recognize the increasing difficulty in obtaining directors' and officers' liability insurance, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

     WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation subjecting officers and directors to expensive litigation risks at the same time that liability insurance has been severely limited;

     WHEREAS, Indemnitee does not regard the current protection available as adequate given the present circumstances, and Indemnitee and other officers and directors of the Company may not be willing to serve as officers and directors without adequate protection;

     WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers and directors of the Company and to indemnify its officers and directors so as to provide them with the maximum protection permitted by law;

     NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

                                       I.

                                 INDEMNIFICATION

     1.01 Third Party Proceedings. The Company shall indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or complete action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Company) by reason of the fact that Indemnitee is or was a director and/or officer of the Company or any subsidiary of the Company, by reason of any action or inaction on the part of Indemnitee while a director and/or officer or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expense, liability and loss (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful.

     The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Company, and with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.

     1.02 Proceedings by or in the Right of the Company. The Company shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company or any subsidiary of the Company to procure a judgment in its favor by reason of fact that Indemnitee is or was a director and/or officer of the Company or any subsidiary of the Company, by reason of any action or inaction on the part of Indemnitee while a director and/or officer or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expense, liability and loss (including attorneys' fees) and amounts paid in settlement (if such settlement is court-approved) actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action or suit if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the Company and its shareholders. No indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company in the performance of Indemnitee's duties to the Company and its shareholders, unless and only to the extent that the Court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine.

     1.03 Mandatory Payment of Expenses. To the extent that Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1.01 or 1.02 or the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection therewith.

                                       II.

                       EXPENSES; INDEMNIFICATION PROCEDURE

     2.01 Advancement of Expenses. The Company shall advance all expenses incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action, suit or proceeding referenced in
Section 1.01 or 1.02 hereof. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advance to be made hereunder shall be paid by the Company to Indemnitee within thirty (30) days following delivery of a written request therefor by Indemnitee to the Company.

     2.02 Determination of Conduct. Any indemnification (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of Indemnitee is proper under the circumstances because Indemnitee has met the applicable standard of conduct set forth in Section 1.01 or 1.02 of this Agreement. Such determination shall be made by any of the following: (1) the Board of Directors (or by an executive committee thereof) by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, (3) by the shareholders, with the shares owned by Indemnitee not being entitled to vote thereon, or (4) the court in which such proceeding is or was pending upon application made by the Company or Indemnitee or the attorney or other person rendering service in connection with the defense, whether or not such application by Indemnitee, the attorney or the other person is opposed by the Company.

     2.03 Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to his or her right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to NQL Inc., 4 Hutton Centre Drive, Suite 500, South Coast Metro, California 92707, or such other address as the Company shall designate in writing to Indemnitee. Notice shall be deemed received on the third business day after the date postmarked if sent by domestic certified or registered mail, properly addressed; otherwise, notice shall be deemed received when such notice shall actually be received by the Company. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

     2.04 Notice to Insurers. If, at the time of the receipt of a notice of a claim pursuant to Section 2.03 hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable actions to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

     2.05 Selection of Counsel. In the event the Company shall be obligated under Section 2.01 hereof to pay the expenses of any proceeding against Indemnitee, the Company, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (a) Indemnitee shall have the right to employ his or her counsel in any such proceeding at Indemnitee's expense; and (b) if (i) the employment of counsel by Indemnitee has been previously authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

                                      III.

               ADDITIONAL INDEMNIFICATION RIGHTS; NON-EXCLUSIVITY

     3.01 Application. The provisions of this Agreement shall be deemed applicable to all actual or alleged actions or omissions by Indemnitee during any and all periods of time that Indemnitee was, is, or shall be serving as a director and/or officer of the Company.

     3.02 Scope. The Company hereby agrees to indemnify Indemnitee to the fullest extent permitted by law (except as set forth in Article VIII hereof), notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any changes, after the date of this Agreement, in any applicable law, statute, or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes shall be, ipso facto, within the purview of Indemnitee's rights and the Company's obligations under this Agreement. In the event of any change in any applicable law, statute, or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.

     3.03 Non-Exclusivity. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which an Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any agreement, any vote of shareholders or disinterested directors, the Delaware General Corporation Law, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for an action taken or not taken while serving in an indemnified capacity even though he or she may have ceased to serve in such capacity at the time of any action, suit or other covered proceeding.

                                       IV.

                             PARTIAL INDEMNIFICATION

     4.01 If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

                                       V.

                              MUTUAL ACKNOWLEDGMENT

     5.01 Both the Company and Indemnitee acknowledge that in certain instances, federal law or public policy may override applicable state law and prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the
Securities and Exchange Commission (the "SEC") has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

                                       VI.

                  DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

     6.01 The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the directors and officers with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of directors' and officers' liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a parent or subsidiary of the Company.

                                      VII.

                                  SEVERABILITY

     7.01 Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Article VII. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify

Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

                                      VIII.

                                   EXCEPTIONS

     8.01 Any other provision to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement for the following:

          (a) Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, unless said proceedings or claims were authorized by the board of directors of the Company.

          (b) Improper Personal Benefit. To indemnify Indemnitee against liability for any transactions from which Indemnitee derived an improper personal benefit, including, but not limited to, self-dealing or usurpation of a corporate opportunity.

          (c) Dishonesty. To indemnify Indemnitee if a judgment or other final adjudication adverse to Indemnitee established that Indemnitee committed acts of active and deliberate dishonesty, with actual dishonest purpose and intent, which acts were material to the cause of action so adjudicated.

          (d) Insured Claims. To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Company.

          (e) Claims Under Section 16(b). To indemnify Indemnitee for expenses or the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

                                       IX.

                                  MISCELLANEOUS

     9.01 Construction of Certain Phrases.

          (a) For purposes of this Agreement, references to the "Company" shall include any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

          (b) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which impose duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "reasonably believed to be in the best interests of the Company and its shareholders" as referred to in this Agreement.

     9.02 Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns, and shall insure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.

     9.03 Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressed, on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked:

                   If to Indemnitee:         Alex Roque

                                             -----------------------------------

                                             -----------------------------------

                   If to Company:            NQL Inc.
                                             4 Hutton Centre Drive
                                             South Coast Metro, California 92707

or to such other address as may be furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

     9.04 Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of California for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of California.

     9.05 Choice of Law. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of California, as applied to contracts between California residents entered into and to be performed entirely within California.

     9.06 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereby have executed this Agreement as of the date first above written.

     "Company"                   NQL Inc.,
                                 a Delaware corporation


                                 By: /s/ Robert O. Riiska
                                     -------------------------------------------
                                     Its: Robert O. Riiska, CFO and Secretary


      "Indemnitee"               /s/ Alex Roque
                                 -----------------------------------------------
                                 Alex Roque